UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GREENBOX POS

(Name of Registrant as Specified in Its Charter)

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GreenBox POS

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Dear Stockholder:

You are invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of GreenBox POS (“Greenbox,” the “Company,” “we,” “us,” or “our”), which will be held on October 06, 2022 at 1:00 p.m., Pacific Daylight Time (“PDT”) as a virtual meeting. The Annual Meeting will be held in a virtual meeting format only. You will be able to attend the meeting, vote, and submit your questions via the Internet by visiting www.virtualshareholdermeeting.com/GBOX2022 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.

Attached to this letter are a Notice of Annual Meeting of Stockholders and proxy statement which describe the business to be conducted at the Annual Meeting.

YOUR VOTE IS IMPORTANT TO US. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone, or mail.

On behalf of the Board of Directors and management, I would like to express our appreciation for your continued support.

Very truly yours,

Fredi Nisan

Chief Executive Officer

August 31, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF GREENBOX POS

Date and Time:	October 06, 2022, 1:00 p.m. PDT

Place:

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the meeting via the Internet by visiting www.virtualshareholdermeeting.com/GBOX2022 and entering the control number included on your proxy card.

Items of Business:

•   To elect seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

•   To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022;

•   To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

•   To approve our Amended and Restated Articles of Incorporation, as described in this proxy statement;

•   To approve our Amended and Restated Bylaws, as described in this proxy statement; and

•   To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date:

The Board of Directors set August 16, 2022 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting.

Voting:

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the Internet, by telephone, or by completing and returning the proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our annual report on Form 10-K for the year ended December 31, 2021 and the 2022 Proxy Statement are available free of charge at: www.virtualshareholdermeeting.com/GBOX2022.

By order of the Board of Directors,

Ben Errez

Chairman of the Board

August 31, 2022

GENERAL INFORMATION

THE ANNUAL MEETING

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of GreenBox POS (“GreenBox,” the “Company,” “we,” “us,” and “our”) will take place on October 06, 2022 at 1:00 p.m. Pacific Daylight Time (“PDT”).

This year’s Annual Meeting will be a completely virtual meeting of stockholders through an audio webcast live over the Internet. There will be no physical meeting location. The meeting will only be conducted via an audio webcast. Please go to www.virtualshareholdermeeting.com/GBOX2022 for instructions on how to attend and participate in the Annual Meeting. Any stockholder may attend and listen live to the webcast of the Annual Meeting over the Internet at such website. Stockholders as of the Record Date may vote and submit questions while attending the Annual Meeting via the Internet by following the instructions listed on your proxy card. The webcast starts at 1:00 p.m. PDT on October 06, 2022. We encourage you to access the Annual Meeting prior to the start time.

You may vote by telephone, over the Internet or by completing, signing, dating, and returning your proxy card as soon as possible in the enclosed postage prepaid envelope.

VOTING RIGHTS

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are considered the “stockholder of record” with respect to those shares. The proxy materials will be sent to you by mail directly by us. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet or by phone or mail as instructed in the proxy card to ensure your vote is counted.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.

Only holders of the Company’s common stock as recorded in our stock register at the close of business on August 16, 2022 may vote at the Annual Meeting. On August 16, 2022, there were 44,955,509 shares of common stock issued and outstanding. As of the date of this Proxy Statement, the Company has not issued any shares of its preferred stock. Each share of common stock is entitled to one vote per share on any matter submitted to a vote of our stockholders.

ITEMS OF BUSINESS

There are five matters scheduled for a vote:

•	Proposal 1: To elect seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

•	Proposal 2: To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022;

•	Proposal 3: To approve, on an advisory (non-binding) basis, the compensation of our executive officers;

•	Proposal 4: To approve our Amended and Restated Articles of Incorporation, as described in this proxy statement; and

•	Proposal 5: To approve our Amended and Restated Bylaws, as described in this proxy statement.

Aside from the five proposals listed above, our board of directors (“board of directors” or the “Board”) knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

VOTING RECOMMENDATION OF THE BOARD

The Board recommends that you vote your shares:

•  “For” the election of the seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

•  “For” the ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022;

•  “For” approval, on an advisory (non-binding) basis, the compensation of our named executive officers;

• “For” approval of our Amended and Restated Articles of Incorporation, as described in this proxy statement; and

•  “For” approval of our Amended and Restated Bylaws, as described in this proxy statement.

HOW TO VOTE

You may vote “For All,” “Withhold All,” “For All Except,” or abstain from voting with respect to each nominee to the Board. For Proposals 2 through 5, you may vote “For,” “Against,” or abstain from voting. The procedures for voting are outlined below.

If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by (i) attending the Annual Meeting virtually and following the instructions posted at www.virtualshareholdermeeting.com/GBOX2022; (ii) or by proxy (x) over the Internet at www.proxyvote.com, (y) by phone by calling 1-800-690-6903, or (z) by signing and returning the proxy card in the enclosed envelope. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. If you submit a proxy but do not specify how to vote, the Company representative named in the proxy will vote your shares in favor of the director nominees identified in this proxy statement and for Proposals 2 through 5.

Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.

If you are a beneficial owner and hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.

You may receive more than one set of proxy materials depending on how you hold your shares. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

REVOKING A PROXY

A stockholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the Internet, or by delivering to the Corporate Secretary of the Company a revocation of the proxy in writing so that it is received by the Company prior to the Annual Meeting at 3131 Camino Del Rio North, Suite 1400, San Diego, CA 92108. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

SOLICITATION

These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to stockholders on or about September 2, 2022. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically, or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTES REQUIRED

The vote required for Proposal 1 for the election of directors by stockholders shall be the plurality of the votes cast with respect to a director nominee. This means that the director nominees receiving the highest number of affirmative “For” votes will be elected. Abstentions and “broker non-votes” (as defined below) will not count as votes either “For” or “Against” a nominee.

Approval of Proposals 2, 3, and 5 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present at the virtual Annual Meeting or represented by proxy and entitled to vote on the subject matter. Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date. For Proposals 2 through 5, an abstention will have the same effect as a vote against the proposal because an abstention represents a share considered present and entitled to vote. Proposal 3 is advisory only and will not be binding on the Company or the Board.

If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions for Proposal 2 to ratify selection of the Company’s independent registered public accounting firm, the broker may vote your shares at its discretion. For the remaining proposals, including the election of directors, the broker cannot vote your shares at all. When that happens, it is called a “broker non-vote.” Broker non-votes are counted in determining the presence of a quorum at the meeting, but they will have no effect on the voting for Proposals 1, 3, and 5 because they do not represent shares present and entitled to vote. Broker non-votes will have the same effect as a vote against Proposal.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that the holders of record of one-third of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either by proxy or present at the internet meeting.

Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present at the virtual Annual Meeting or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS

The following sets forth certain information, as of the date hereof, for each of the directors. References to “the Company” in this section mean the entity, GreenBox POS.

Name	Age	Position(s)
Executive Officers
Fredi Nisan	40	Director and Chief Executive Officer (Principal Executive Officer)
Ben Errez	61	Chairman of the Board of Directors and Executive Vice President
Drew Byelick	65	Chief Financial Officer (Principal Financial Officer)
Jacqueline Dollar	56	Chief Marketing Officer
Lindsey-Shannon Lee	37	Vice President Legal and Board Secretary
Min Wei	47	Chief Operating Officer

Non-Employee Directors
Genevieve Baer	44	Director
William J. Caragol	54	Director
N. Adele Hogan	60	Director
Dennis James	71	Director
Ezra Laniado	38	Director

Business Experience of Executive Officers

Ben Errez has acted as Chairman of our Board of Directors (the “Board”), Executive Vice President, Principal Financial Officer and Principal Accounting Officer since July 2017. He has brought this expertise to the Company to lead the Company into the forefront of the blockchain-based financial software, services and hardware market. Since 2017, Errez has been a principal of the GreenBox Business. From August 2004 until August 2015, Errez formed the start-up IHC Capital, where he held the position of Principal Consultant from founding to the present date, through which he advises clients in the South Pacific region with market capitalizations ranging from $50M to $150M on matters such as commerce, security, reliability and privacy. From January 1991 to August 2004, he served as Software Development Lead for the Microsoft International Product Group. He led the International Microsoft Office Components team (Word, Excel, PowerPoint) in design, engineering, development and successful deployment. He also served as Executive Representative of Microsoft Office and was a founding member of the Microsoft Trustworthy Computing Forum, both within the company, and internationally. Errez co-authored the first Microsoft Trustworthy Computing Paper on Reliability. At Microsoft, Mr. Errez was responsible for the development of the first Microsoft software translation Software Development Kit (“SDK”) in Hebrew, Arabic, Thai and Simplified Chinese, as well as the development of the first bidirectional extensions to Rich Text Format (“RTF”) file format, all bidirectional extensions in text converters for Microsoft Office, and contributed to the development of the international extensions to the Unicode standard to include bidirectional requirements under the World Wide Web Consortium (“W3C”). He received his Bachelor Degree in Mathematics and Computer Science from the Hebrew University.

Fredi Nisan has served as a Director and our Chief Executive Office since July 2017, and has been a principal of the Company since August 2017. In May 2016, Nisan founded Firmness, LLC. Through Firmness, Nisan created “QuickCitizen,” a software program that simplfies the onboarding process for new clients of law firms specializing in immigration issues. The QuickCitizen software significantly reduced law firm’s onboarding processing time from more than three hours to approximately fifteen minutes. In January 2010, Nisan launched Brava POS, where he served as President until 2015. Brava POS provided point of sale (“POS”) systems for specialty retail companies. Nisan developed software to provide clients with solutions for issues ranging from inventory management to payroll to processing high volume transactions in the form of a cloud-based POS system. This system had the capability to manage multiple stores with centralized inventory and process sales without an internet connection, and offered a secure login for each employee, as well as including advanced inventory management and reporting, plus powerful functionality for its end users.

Drew Byelick has served as Chief Financial Officer since August 2022. From June 2022 to August 2022, Mr. Byelick served as Senior Vice President of Finance of the Company. Prior to joining GreenBox, Mr. Byelick served as Chief Financial Officer of Aero Compenents, LLC, a manufacturer of structural aircraft parts for DOD and other U.S. OEMs. From 2015 to 2019, Mr. Byelick help multiple roles at AZZ Inc., a $1 billion global provider of metal coatings, welding services, and engineered electrical equipment serving a broad scope of industries and applications. Mr. Byelick’s last position at AZZ Inc. was Vice President, Chief Accounting Officer. Mr. Byelick has a BS in Accounting from Lehigh University and an MBA from Fordham University and is a licensed CPA.

Jacqueline Dollar has served as Chief Marketing Officer since November 2021. From February 2021 to November 2021 Ms. Dollar served as vice president of marketing for Sprouts Farmers Market. She has built her reputation as a world-class global marketer, working with Coca-Cola, McDonald’s, Verizon, Walmart, L’Oréal, Xbox, 7-Eleven and many other Fortune 500 brands. From May 2014 through September 2018 Ms. Dollar served as Chief Marketing Officer of Storydog and from September 2018 to March 2020, Ms. Dollar served as Managing Director of Newlink Communications. She has managed award-winning marketing programs with partners such as the NFL, Super Bowl LIV, the Olympics, the FIFA World Cup, Sony Pictures, Universal Music and others.

Lindsey-Shannon Lee has served as Vice President Legal and Board Secretary since June 2019. Prior to joining GreenBox, Ms. Lee served as in-house counsel for two globally recognized archetypal brands. She began her legal career in copyright litigation. Following admission to the CA Bar, she set roots in-house at an iconic international media company in Los Angeles, California, where she oversaw all in house legal matters including development, production, and clearances for television, radio, and digital platforms. In 2015, Ms. Lee moved to San Diego, California where she served as in-house counsel for LG Electronics U.S.A., Inc. through June 2019. There she advised various LG divisions and subsidiaries on day-to-day operations, corporate affairs, marketing, advertising, intellectual property issues, and regulatory compliance including data privacy and cybersecurity. She managed and oversaw various complex litigation matters and her complex contract negotiations contributed to upwards of $500 million annual revenue. She advised the global mobile division on emerging trends, regulatory updates, and best practices governing data privacy and cybersecurity.

Min Wei has served as Chief Operating Officer since February 2022. Mr. Wei is an accomplished operations executive with extensive experience in overseeing and managing the strategic vision while driving operational, managerial and administrative excellence to foster growth. Mr. Wei has built and led teams in international tech companies over the past 20+ years. Prior to joining GreenBox, from March 2020 to February 2022, Mr. Wei was Senior VP, Chief Customer Officer at Cubic Corporation where he spearheaded the cultural shift to win over customers and, from November 2015 to March 2020 he Senior Vice President of Operations at Cubic's transportation business where he successfully led global service strategy, transformation and technology driven innovation that significantly improved 24x7x365 service performance and user experience for major public transit payment management systems serving 50 million+ people globally. Previously Mr. Wei also held executive positions at Cubic, ERG, and a number of tech companies where he oversaw financial management, business operations and M&A integrations. Mr. Wei is active in promoting technology advancement and digital transformation and served on the advisory board at the Technology & Services Industry Association (TSIA). He holds an MBA with an emphasis in finance, banking and international business from the University of San Francisco.

Business Experience of Non-Employee Directors

Genevieve Baer has served as a Director since February 2021 and has been chief executive officer of JKH Consulting since 2009. JKH Consulting is a real estate finance consulting firm that has advised on transactions with a collective value of over $10 billion. Prior to her work with JKH Consulting, Ms. Baer worked at Magnet Industrial Bank for 6 years at the end of which tenure she was a Senior Vice President. Ms. Baer also worked at US Bancorp Piper Jaffray for 9 years as a Vice President working on equity and debt real estate financings. Ms. Baer earned a B.S. in chemistry from the University of Utah.

William J. Caragol is the Chief Financial Officer of Mainz Biomed, N.V. (NASDAQ: MYNZ) since July of 2021. From 2018 to the present, Mr. Caragol has also been Managing Director of Quidem LLC, a corporate advisory firm. Since 2015, Mr. Caragol has been Chairman of the Board of Thermomedics, Inc., a medical diagnostic equipment company. Mr. Caragol, since February 2021, is also on the Board of Directors and is Chairman of the Audit Committee of Greenbox POS (NASDAQ: GBOX) and from 2012 to 2018, and since July 2021 is on the Board of Directors of Worksport Ltd. (Nasdaq: WKSP), an emerging company in the electric vehicle and alternative energy sector. From 2012 to 2018. Mr. Caragol was Chairman and CEO of PositiveID, a holding company that was publicly traded that had a portfolio of products in the fields of bio-detection systems, molecular diagnostics, and diabetes management products. Mr. Caragol earned a B.S. in business administration and accounting from Washington & Lee University and is a member of the American Institute of Certified Public Accountants.

Dennis James has served as a Director since May 2021. Mr. James is an accomplished financial executive with over 45 years of banking, accounting, and M&A experience, with both public and private companies. After nine years in public accounting, Mr. James joined Bank OZK in 1981 as its Chief Financial Officer and a member of its board of directors. In November 1984, he left the Bank to serve as Vice Chairman and Chief Operating Officer of LSI Financial Group. In 2005, James rejoined Bank OZK and moved to the Dallas area to serve as its North Texas Division President, returning to Little Rock, Arkansas in 2012 to direct the Bank’s Mergers and Acquisition activities and their Regulatory and Government Relations. James retired from the Bank in February 2022 but remains active on boards of directors and providing executive consulting services to various companies. Throughout his public accounting and executive management career, Mr. James served on boards of a variety of private companies and nonprofits. Mr. James graduated from the University of Arkansas with honors, receiving a Bachelor of Science and Bachelor of Law degree with a major in accounting.

N. Adele Hogan has served as a Director since April 2022. Ms. Hogan has over 20 years of experience in legal work and has been a Partner and Co-Chair of the Corporate and Securities Practice Group at Lucosky Bookman LLP since March 2021. From 2012 to March 2021, she was a Partner at Hogan Law Associates PLLC. During 2016, Ms. Hogan was also a Director at Deutsche Bank. From 2009 to 2012 Ms. Hogan was Counsel at Cadwalader, Wickersham & Taft LLP, from 2007 to 2009 she was a Partner at White & Case LLP, and from 2005 to 2007 she was a Partner at Linklaters LLP. From 1995 to 2005, Ms. Hogan was a Senior Attorney at Cravath Swaine & Moore LLP. Ms. Hogan is a director of Jupiter Wellness Acquisition Corp. Ms. Hogan received a J.D. from Cornell University Law School in 1985 and a B.A. from Cornell University in 1982.

Ezra Laniado has served as a Director since February 2021 and has, since 2018, been Executive Director of the San Diego chapter of Friends of Israel Defence Forces and, since 2017, been Regional Director of the San Diego chapter of the Israeli-American Council, two American charitable organizations providing support and funds for Israel and the Israeli community in America. In such capacity, Mr. Laniado has raised over $5 million in donations and managed over 30 volunteers. From 2014 to 2017, Mr. Laniado was Co-Founder and Business Director of Shonglulu Group, a fashion brand. As Business Director, Mr. Laniado raised capital, coordinated the company’s marketing strategy, and implemented its business plan. Prior to 2014, Mr. Laniado was an attorney in Israel for 4 years. Mr. Laniado received a B.A. and an L.L.B. from the Interdisciplinary Center Herzliya.

FAMILY RELATIONSHIPS

The Company employs two of our CEO’s brothers, Dan and Liron Nusonivich, who are paid approximately $195,000 and $105,000 per year, respectively. There are no family relationships between any of other directors or executive officers and any other employees or directors or executive officers. The Company made charitable donations to a 501(c)(3) no-profit organizations in which Nate Errez, the son of Ben Errez, is a member, and may be seen as the primary beneficiary of the donations.

COMPOSITION OF OUR BOARD OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of seven directors. Subject to the terms of our Articles of Incorporation and Bylaws, the number of directors is fixed by our board of directors. At each Annual Meeting of Stockholders, a class of directors will be elected for a one year term, until his or her successor is elected at our Annual Meeting or his or her death, resignation or removal, whichever is earliest to occur.

BOARD MEETING QUORUM REQUIREMENTS

Our Bylaws and our Amended and Restated Bylaws (the “Bylaws”) provide that a majority of the total number of directors then in office will constitute a quorum.

We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings.

BOARD COMMITTEES

The Board has established the following three standing committees: Audit Committee; Compensation Committee; and the Nominating and Governance Committee or “Nominating Committee.” Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee is responsible for, among other matters:

•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm its independence from management;

•	reviewing with our independent registered public accounting firm the scope and results of its audit;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•

overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the Securities and Exchange Commission (“SEC”);

•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•	coordinating the oversight by our Board of our code of business conduct and our disclosure controls and procedures;

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters;

•	reviewing and approving related-person transactions; and

•	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm.

The Audit Committee consists of Mr. Caragol, Mr. Laniado, and Mr. James. Mr. Caragol serves as chairman of our Audit Committee. The Board has reviewed the independence of our directors based on the listing standards of Nasdaq. Based on this review, the Board has determined that that each of the members of our Audit Committee meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 and Nasdaq rules. The Board has determine that Mr. Caragol qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Our board of directors has adopted a written charter for the Audit Committee which is available on our principal corporate website at www.greenboxpos.com.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

•	reviewing key employee compensation goals, policies, plans, and programs;

•	reviewing and approving the compensation of our directors and executive officers;

•	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•	appointing and overseeing any compensation consultants.

Our Compensation Committee consists of Ms. Baer, Mr. Caragol, and Mr. James. Mr. Caragol serves as chairman of our Compensation Committee. Our Board has determined that each member of the Compensation Committee is “independent” and meets the independence requirements applicable to Compensation Committee members under the rules of Nasdaq.

Our board of directors has adopted a written charter for the Compensation Committee which is available on our principal corporate website at www.greenboxpos.com.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities.

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to assist the board in identifying qualified individuals to become board members, in determining the composition of the board, and in monitoring the process to assess board effectiveness.

Our Nominating Committee consists of Ms. Baer, Mr. Caragol, and Mr. Laniado. Mr. Caragol serves as chairman of our Nominating Committee. Our Board has determined that each member of the Nominating Committee is “independent” and meets the independence requirements applicable to Nominating Committee members under the rules of Nasdaq.

Our board of directors has adopted a written charter for the Nominating Committee which is available on our principal corporate website at www.greenboxpos.com.

DIRECTOR COMPENSATION

Messrs. Nisan and Errez are executive officers and major shareholders of the Company through their shared majority ownership of GreenBox POS, LLC (“PrivCo”). Beginning in 2021, Messrs. Nisan and Errez received cash compensation in the amount of $5,000 per month for their service as directors in addition to their salaries as executive officers and receive shares of common stock in an amount equal to $5,000 per month.

Non-Employee Director Compensation

Each of the directors has entered into board of director agreements (the “BOD Agreements”). Pursuant to the BOD Agreements, each of the non-employee directors receive cash compensation in the amount of $2,500 per month, with Mr. Caragol receiving $5,000 per month. Pursuant to the BOD Agreements, each non-employee director receives equity compensation in the form of shares of common stock in an amount equal to $2,500 per month, with Mr. Caragol receiving shares of common stock in an amount equal to $5,000 per month. Additionally, from time to time, each of the independent directors may receive awards pursuant to the Company’s various equity incentive plans.

Indemnification Agreements

The Company and each of the directors agreed to execute an indemnification agreement in favor of the Board (the “Indemnification Agreement”). In addition, so long as the Company’s indemnification obligations exist under the Indemnification Agreement, the Company shall provide the Board members with directors’ and officers’ liability insurance coverage in the amounts specified in the Indemnification Agreement.

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

With respect to the roles of Chairman of the Board and Chief Executive Officer, our Corporate Governance Guidelines provide that the roles may be separated or combined, and our board of directors is able to exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Our Corporate Governance Guidelines provide the flexibility for our board of directors to modify our leadership structure in the future as appropriate.

Currently, Mr. Nisan is our Chief Executive Officer (principal executive officer) and Mr. Errez is Chairman of the Board.

DIRECTOR INDEPENDENCE

Our board of directors has undertaken a review of the independence of our directors and considered whether any such director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our board of directors has determined that each of Genevieve Baer, William J. Caragol, Ezra Laniado, and Dennis James is an “independent director,” as defined under the rules of Nasdaq.

RISK OVERSIGHT

Our Board oversees a company-wide approach to risk management. Our Board determines the appropriate risk level for us generally, assess the specific risks faced by us and review the steps taken by management to manage those risks. While our Board will have ultimate oversight responsibility for the risk management process, its committees will oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors are responsible for overseeing the management of risks associated with the independence of our Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Ms. Baer, Mr. Caragol, and Mr. James, all of whom are “independent directors” within the meaning of the Nasdaq Listing Rules and are not employees or former employees of the Company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity of which any such entity’s executive officers served as a member of our board of directors.

CODE OF ETHICS

Our Board adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees. A copy of this code is available on our website. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics and any waivers of the Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions.

DIRECTOR NOMINATIONS

The Nominating Committee is responsible for identifying individuals qualified to become members of the Board and recommending them to the Board. The Nominating Committee will ensure that the Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. The Board is responsible for selecting the nominees for election to the Board.

DIRECTOR SELECTION

The Nominating Committee, in recommending director candidates for election to the Board, and the Board, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics, and values and the ability to make mature business judgments.

The Nominating Committee and the Board will also consider whether there are potential conflicts of interest. The Nominating and Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen.

BOARD SELF-ASSESSMENT

The Board conducts, and the Nominating Committee oversees, an annual self-evaluation to determine whether the Board is functioning effectively. The Board periodically considers the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

In addition, our Nominating Committee, Audit Committee, and Compensation Committee each conduct their own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

COMMUNICATING WITH OUR DIRECTORS

The Board welcomes communications from our stockholders, and it is our policy to facilitate communication from stockholders. The Board generally believes it is in our best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with the Board or with an individual Board member concerning the Company may do so by writing to the Board or to a particular Board member, by mailing such correspondence to Greenbox POS, Corporate Secretary, 3131 Camino Del Rio North Suite 1400, San Diego, CA 92108.

Please indicate on the envelope or in the email whether the communication is from a stockholder or other interested party. The Board has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward to the Board or individual Board members as appropriate, communications he or she deems relevant to the Board’s roles and responsibilities. The Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers, and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the SEC and Nasdaq by certain deadlines. With respect to our current directors and executive officers who also held such positions during the year ended December 31, 2021, based on a review of Section 16 filings, we believe that the following delinquent reports were made. There were no known failures to file a required form. The Company is putting in place processes to ensure our directors and executive officers file on a timely basis in 2022.

Name and Affiliation	No. of Late Reports	No. of Transaction not Filed on a Timely Basis	Known Failures to File
Ben Errez, Chairman of the Board	4	10	None
Fredi Nisan, Director and Chief Executive Officer	4	10	None
Benjamin Chung, Former Chief Financial Officer (Resigned August 16 ,2022)	1	2	None
Genevieve Baer, Director	3	9	None
William J. Caragol, Director	3	9	None
Dennis James, Director	3	6	None
Ezra Laniado, Director	4	16	None
Lindsey Lee, VP of Legal	4	19	None

All other current directors and Executive Officers of the Company did not start their position until after December 31, 2021.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following seven director candidates, all of whom currently serve as our directors, to hold office until our 2023 Annual Meeting of Stockholders: Ben Errez, Fredi Nisan, Genevieve Baer, William J. Caragol, Ezra Laniado, N. Adele Hogan, and Dennis James.

The Company representatives named in the proxy intend to vote for the election of each of the director nominees below unless you indicate on your proxy that your vote should be withheld from any or all of the nominees.

For details regarding the qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Board of Directors” on page 4.

VOTES REQUIRED

Approval of Proposal No. 1 requires the plurality of the votes cast with respect to a director nominee. This means that the director nominees receiving the highest number of affirmative “for” votes will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

The Board recommends you vote FOR each of the nominated directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the retention of Simon & Edward, LLP as our independent registered public accountants to audit our financial statements for fiscal year 2022. We are asking that you ratify that appointment, although your ratification is not required.

The following fees were paid to BF Borgers CPA, PC for services rendered in years ended December 31, 2020 and 2021. On April 19, 2022 BF Borgers CPA, PC was dismissed as the Company’s independent registered public accounting firm and Simon & Edward, LLP was appointed as the Company’s new independent registered public accounting firm.

	Year Ended December 31,
	2020	2021
Audit Fees(1)	$125,000	$372,600
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees(2)	73,200	-

(1)

Audit fees consist of fees billed for professional services by Borgers CPA, PC for audit and quarterly review of the Company’s consolidated financial statements during the years ended December 31, 2021 and 2020 and related services normally provided in connection with statutory and regulatory filings or engagements.

(2)	All other fees consist of fees billed for professional services by Borgers CPA, PC for services related to the Transact Euro and Charge Savvy transactions.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee reviews the independence of our independent registered public accounting firm on an annual basis and has determined that Simon & Edward, LLP is independent. In addition, the Audit Committee pre-approves all work and fees of our independent registered public accounting firm.

VOTES REQUIRED

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions will be counted as votes “AGAINST” this proposal.

The Board recommends you vote FOR the ratification of the appointment of Simon & Edward, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

The Audit Committee has reviewed and discussed with Greenbox’s management and BF Borgers CPA PC the audited consolidated financial statements of Greenbox contained in Greenbox’s Annual Report on Form 10-K for the 2021 fiscal year. The Audit Committee has also discussed with BF Borgers CPA PC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from BF Borgers CPA PC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with BF Borgers CPA PC its independence from Greenbox.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Greenbox’s Annual Report on Form 10-K for its 2021 fiscal year for filing with the Securities and Exchange Commission.

Members of the Audit Committee
William J. Caragol (Chairperson)		Ezra Laniado
Dennis James

PROPOSAL 3

APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, we are requesting your advisory, non-binding say-on-pay vote.

We want our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between us and our stockholders on the compensation of our named executive officers. An annual advisory vote on executive compensation is consistent with our goal of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies, and practices.

See “Executive Compensation” on page 16.

VOTES REQUIRED

This proposal is advisory only and will not be binding on the Company or the Board, nor will it be construed as overruling a decision by the Company or the Board or as creating or implying any additional fiduciary duty for the Company or the Board. However, the Board and our management value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when determining the compensation of our executive officers.

The Board recommends you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

We are asking our stockholders to approve an amendment and restatement of our Articles of Incorporation in the form of the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”). The Amended and Restated Articles of Incorporation amend certain provisions to update the Company’s name in our Articles of Incorporation from GreenBox POS to Ryvyl Inc.

A copy of the Amended and Restated Articles of Incorporation is attached as Appendix A to this proxy statement.

The Board has determined that adopting the Amended and Restated Articles of Incorporation is advisable and in the best interests of the Company and our stockholders and has directed that it be submitted to our stockholders for approval. If approved, the Amended and Restated Articles of Incorporation would become effective upon its filing with the Secretary of State of the State of Nevada. The Board currently plans to file the Amended and Restated Articles of Incorporation as soon as reasonably practicable after receiving approval from our stockholders.

VOTES REQUIRED

An affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date is required to adopt the Amended and Restated Articles of Incorporation.

The Board recommends you vote FOR approval of the Amended and Restated Articles of Incorporation.

PROPOSAL 5

APPROVAL OF AMENDED AND RESTATED BYLAWS

We are asking our stockholders to approve an amendment and restatement of our Bylaws in the form of the Amended and Restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amend certain provisions to update Company name from GreenBox POS to Ryvyl Inc.

A copy of the Amended and Restated Bylaws is attached as Appendix B to this proxy statement.

The Board has determined that adopting the Amended and Restated Bylaws is advisable and in the best interests of the Company and our stockholders and has directed that it be submitted to our stockholders for approval. If approved, the Amended and Restated Bylaws would become effective October 06, 2022.

VOTES REQUIRED

An affirmative vote of the holders of at least a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting is required to adopt the Amended and Restated Bylaws.

The Board recommends you vote FOR approval of the Amended and Restated Bylaws.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer) and our two most highly compensated executive officers other than the Principal Executive Officer (collectively, the “Named Executive Officers”) during fiscal years 2021 and 2020. Our Named Executive Officers in 2020 were Mr. Nisan, Mr. Errez, and Mr. Haller (Senior Vice President of Payment Systems in 2020). While Mr. Haller remained an employee of the Company through March 2022, he was not a Named Executive Officer in 2021. Our Named Executive Officers in 2021 were Mr. Nisan, Benjamin Chung, and Vanessa Luna. In addition, we are disclosing Mr. Errez’s compensation for 2021 because he is a member of the Board of Directors.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Options Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ben Errez	2021	201,545	52,500	12,708	40,009	114,953	381,710
Chairman/EVP	2020	200,099	-	-	537,500	26,275	750,846

Fredi Nisan	2021	202,959	20,000	12,708	40,009	104,686	346,357
CEO/Director	2020	200,099			537,500	13,672	751,271

Kenneth Haller	2021	-	-	-	-	-	-
SVP of Payment Systems	2020	202,492		-	-	-	202,492

Benjamin Chung	2021	213,333	-	495,000	-	961	709,294
Chief Financial Officer (3)	2020	-	-	-	-	-	-

Vanessa Luna	2021	224,109	-	-	40,002	10,899	274,998
Chief Operating Officer (4)	2020	-	-	-	-	-	-

1.

Represents the fair value of the share and option awards for the year ended December 31, 2021, using the Black-Scholes valuation method and calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the holder.

2.

All other compensation includes Company paid healthcare insurance premiums, compensation for board member, and 401(k) match. For each of Messrs. Errez and Nisan, as members of the Board, their compensation includes $50,000 in cash and $40,005 in stock awards.

3.	Mr. Chung joined the Company in May 2021 and left on August 16, 2022.

4.	Ms. Luna joined the Company in 2021 and left in March 2022.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by Mr. Nisan and Ms. Luna (two of our Named Executive Officers for 2021) as of December 31, 2021. Mr. Chung did not hold any equity awards as of that date:

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Fredi Nisan	83,333		6.06	06/01/2026	482	10.37
	3,005		13.31	06/02/2026	647	7.73
					496	10.09
					659	7.59
Vanessa Luna	3,306		12.10	06/02/2031	50,000	11.79
					41,667	8.91
					125,000	4.95

Employment/Consulting Contracts, Termination of Employment, Change-in-Control Arrangements

The Company has not entered into employment agreements or other compensation agreements with its executive officers. All employee contracts are “at will.” There are no potential payments payable to the Named Executive Officers upon a termination of employment in connection with a change in control.

SIGNIFICANT DEVELOPMENTS IN OUR EXECUTIVE COMPENSATION PROGRAM IN 2022

On April 13, 2022, each of Messrs. Nisan and Errez received 8,184 stock options that will vest on October 13, 2022 with an exercise price of $3.66 and a term of five years. On May 17, 2022, each of Messrs. Nisan and Errez received 15,152 shares of common stock that will vest on November 17, 2022 pursuant to the 2021 Restricted Stock Plan for their 2021 performance reviews.

We have also determined that the following individuals are Executive Officers of the Company: Min Wei, Chief Operating Officer; Drew Byelick, Chief Financial Officer; Jacqueline Dollar, Chief Marketing Officer; and Lindsey Lee, Vice President of Legal.

On July 13, 2022, Mr. Wei was awarded 50,000 shares of restricted common stock as a sign-on bonus. On July 22, 2022, Ms. Dollar was awarded 50,000 shares of common stock that will vest on October 25, 2023 as a sign-on bonus pursuant to the 2021 Restricted Stock Plan. On August 17, 2022, Ms. Dollar was awarded 50,000 shares of common stock that will vest on February 13, 2023 pursuant to the 2021 Restricted Stock Plan for her semi-annual performance award.

Their base salaries are as follows:. Mr. Errez receives $200,000 per annum. Mr. Nisan receives $200,000 per annum. Min Wei receives $275,000 per annum ; Mr. Byelick receives $275,000 per annum; Ms. Dollar receives $250,000 per annum; and Ms. Lee receives $195,000 per annum.

These awards will be reported in the Summary Compensation Table for 2022 and are not reflected in “Summary Compensation Table” above.

Determination of Compensation

We operate in a competitive marketplace for attracting and retaining experienced and skilled executives. To meet this challenge, we strive to create a compensation program that rewards profitable company growth and differentiates pay based on business unit, division, and individual contributions.

The current compensation levels of our Executive Officers primarily reflect the roles and responsibilities of each individual, as well as the length of time each individual has been an executive officer with the Company. Further, they reflect our understanding of the competitive market, our recruiting and retention goals, individual performance, value to the Company, and other factors including our view of internal equity and consistency.

Prior to our shares of common stock becoming listed on Nasdaq, our Chief Executive Officer had been responsible for establishing compensation arrangements with our executives. Now, compensation is determined by our Compensation Committee. The Compensation Committee is also responsible for overseeing our long-term equity incentive compensation program and approving the ongoing compensation arrangements for our board of directors and executive officers.

Our executive compensation program includes the following:

•	base salary;

•	annual performance-based non-equity incentive compensation;

•	equity incentive compensation;

•	a 401(k) retirement savings plan; and

•	health and welfare benefits and certain limited perquisites and other personal benefits.

Our executive compensation program includes equity awards for equity interests in the Company granted under the 2020 Stock Option Plan and 2021 Stock Option Plan. Consistent with our compensation philosophy, we have emphasized the use of equity to incentivize our Executive Officers to focus on the growth of our overall enterprise value and, correspondingly, the creation of value for our equity holders. We consider equity-based compensation a significant motivator in encouraging executives to come, stay, grow, and lead.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS

The following describes the primary components of our executive compensation program for each of our Executive Officers, the rationale for that component, and how compensation amounts are determined.

Base Salary

Our Executive Officers’ initial annual base salaries were established through arm’s-length negotiation at the time the individual was hired or promoted into their current role, taking into account his or her qualifications, experience, and prior salary level. Thereafter, the base salaries of our Executive Officers are determined by the Compensation Committee on a going forward basis.

Equity Incentive Compensation

Equity Awards

Beginning upon the approval of the 2021 Restricted Stock Plan, grants made to Executive Officers have been shares of our common stock subject to a 6 month vesting schedule. The stock awards were used as performance incentive and to align our Executive Officers’ compensation to the interests of the Company.

Stock Options

Previously, the stock option awards were determined by our Chairman and Chief Executive Officer. In determining stock option awards, our Chairman and Chief Executive Officer considered the performance levels of the employees against performance metrics set by employees’ direct managers and for executive compensations additional performance metrics were set for the Company by the Board of Directors, Chairman, and Chief Executive Officer. Our Compensation Committee now determines the stock option awards to each of our Executive Officers, in their discretion. The 2020 Stock Option Plan and 2021 Stock Option Plan became effective upon the approval thereof by our stockholders. We intend to utilize the 2020 and 2021 Stock Option Plans to grant equity awards to our Executive Officers going forward.

Retirement Savings

We have established 401(k) retirement savings plans for our associates, including the Executive Officers, who satisfy certain eligibility requirements. Our Executive Officers are eligible to participate on the same terms as all of our associates. Under the 401(k) plans, eligible associates may elect to reduce their current compensation by up to the prescribed annual limit and contribute these amounts to the 401(k) plan. Subject to eligibility limits, we provide a matching contribution of up to 50% of the first 3% of salaries contributed by participating associates.

Other Benefits and Perquisites

Additional benefits received by our Executive Officers include certain benefits provided to our associates generally, including medical, dental, and vision benefits, flexible spending and/or healthcare saving accounts, basic and voluntary life and accidental death and dismemberment insurance, short-term and long-term disability insurance, critical illness and accident insurance, as well as certain benefits provided only to certain members of management, including executive health care insurance premiums, supplemental disability insurance, monthly car allowances, financial counseling, and club memberships. See “Executive Compensation—Summary Compensation Table.” Currently, as well as in the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual Executive Officer in the performance of his or her duties, to make our Executive Officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for our Executive Officers will be approved and subject to periodic review by the Compensation Committee. We do not expect these perquisites and personal benefits to be a significant component of our compensation program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The following includes a summary of transactions since January 1, 2020 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers, and stockholders.

GreenBox POS (“PrivCo”)

Messrs. Nisan and Errez are executive officers, members of the Board, and major shareholders of the Company through their shared majority ownership of PrivCo. In November 2021, pursuant to a verbal agreement, PrivCo pledged to the Company 1,000,000 shares of common stock in exchange of $5.59 million (based on the $5.59 closing price of the common stock on November 24, 2021) held in a trust account, classified as current assets. The purpose of the 1,000,000 common share pledge is to allow the Company, if necessary, to cancel up to 1 million of PrivCo’s shares and issue them to new shareholders without increasing the Company’s shares outstanding. As shares get cancelled and issued to new shareholders, the Company would release the $5.59 per share value from the trust account to PrivCo. As part of the verbal agreement, the parties agreed that any shares cancelled and issued out of these 1 million shares will need to be later re-issued to PrivCo. PrivCo will need to return the $5.59 per share amount paid to it. In February 2022, the Company cancelled 33,333 of PrivCo’s shares and issued them to a shareholder. PrivCo received $186,331 as of March 31, 2022 (for the cancellation of 33,333 shares) and received a further $2.795 million when the 500,000 shares to be issued to Sky Financial & Intelligence were cancelled on April 29, 2022. The Company issued 500,000 shares to Sky Financial & Intelligence LLC on May 12, 2022. PrivCo owns 19,693,375 shares of the Company’s common stock as of the Record Date.

Mr. Nisan

The Company hired Dan Nusinovich on or about February 19, 2018 as our Development and Testing Manager and he was promoted to Vice President of Development on or about January 12, 2022. Dan is the brother of Fredi Nisan, our CEO and Director.

The Company hired Liron Nusinovich on or about July 16, 2018 as a Risk Analyst and he was promoted to Junior Product Owner on or about February 16, 2022. Liron is the brother of Fredi Nisan, our CEO and Director.

Mr. Haller

Mr. Haller owns 100% of Sky Financial & Intelligence LLC (“Sky”), a Wyoming limited liability company, and serves as its sole Managing Member. Sky is a strategic merchant services company that focuses on high risk merchants and international credit card processing solutions. In 2018, Sky was using GreenBox’s QuickCard payment system as its main payment processing infrastructure, through Sky’s relationship with MTrac. It was through this successful relationship, that we came to know Mr. Haller and the Haller Network. Realizing that the Haller Network and Mr. Haller’s unique skill set was highly complementary to our business objectives, we commenced discussions to retain Mr. Haller through his consulting firm, Sky, for a senior role, directly responsible for growing GreenBox’s operations. Subsequently, in November 2018, Mr. Haller was appointed as our Senior Vice President of Payment Systems, for a monthly consulting fee of $10,000, paid to Sky.

Mr. Haller was Senior Vice President of Payment Systems through March 31, 2022. As of March 31, 2022, Mr. Haller was no longer an employee of the Company.

Sky

The Company recognized net revenue of $13,130,482 from outside third-party merchants through independent sales organization (ISO), Sky, for the year ended December 31, 2021. The Company had accounts receivables of $6,540,027 from outside third-party merchants through Sky as of December 31, 2021 which have since been received. Net revenue through Sky for the year ended December 31, 2020 was not material.

On March 31, 2022, the Company entered into and closed an asset purchase agreement with Sky Financial to purchase a portfolio of certain merchant accounts. The asset purchase required $16.0 million of initial cash payment at closing. The Company also issued to Sky Financial 500,000 shares of common stock in May 2022.

Charge Savvy

On July 13, 2021 the Company entered into and closed on a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Charge Savvy LLC, an Illinois limited liability company (“Charge Savvy”), and Charge Savvy’s three members (collectively, the “Sellers”), one of whom was Mr. Haller (he owned 68.4% of Charge Savvy via his ownership of Sky). As a result of the Purchase Agreement, the Company purchased all of Charge Savvy’s issued and outstanding membership interests from the Sellers and Charge Savvy became a wholly owned subsidiary of the Company.

The purchase price under the Purchase Agreement for the all-stock transaction consisted of 1,000,000 shares. The share price at issuance was $12.14.

The Company did not pay any commissions to Sky or Charge Savvy for the years ended December 31, 2021 and 2020.

Ms. Hogan

Ms. Hogan joined the Board on April 4, 2022. Ms. Hogan has been a Partner and Co-Chair of the Corporate and Securities Practice Group at Lucosky Bookman LLP since March 2021. Lucosky Brookman provides legal services to the Company. Since January 1, 2021, the Company has paid $907,897 in legal fees to Lucosky Brookman.

Indemnification Under Articles of Incorporation and Bylaws; Indemnification Agreements

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Nevada Revised Statutes (“NRS”), subject to certain exceptions contained in our Bylaws. In addition, our Bylaws provide that our directors will not be liable for monetary damages for breach of fiduciary duty.

Policy Regarding Related Party Transactions

Our board of directors adopted a written policy contained in our Code of Business Conduct and Ethics regarding transactions with related persons. As a general rule, conducting corporate business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, should be avoided. Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws. Significant others include persons living in a spousal (including same sex) or familial fashion with an employee. If such a related party transaction is unavoidable, the nature of the related party transaction must be fully disclosed to our Chief Financial Officer (“CFO”). If determined to be material to the Company by the CFO, our Audit Committee must review and approve in writing in advance such related party transactions. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficially owned holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. Applicable percentage ownership is based on the 44,955,509 shares of common stock outstanding as of the Record Date. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at 3131 Camino Del Rio North, Suite 1400, San Diego, California.

Name and Address of Owner	Shares of Common Stock Owned Beneficially		Percent of Class

5% Holders
GreenBox POS LLC (1)	19,693,375		43.81%

Officers and Directors
Ben Errez	10,065,390	(2) (3) (4)	42.33%
Fredi Nisan	10,314,381	(2) (3) (5)	45.72%
Min Wei	63,973		*
Lindsey-Shannon Lee	24,943	(6)	*
Jacqueline Dollar	50,000		*
Drew Byelick	0		*
Genevieve Baer	16,287		*
Adele Hogan	2,133		*
William J. Caragol	32,161		*
Dennis James	27,672		*
Ezra Laniado	33,456		*
Total of Officers and Directors (11 Persons)	20,357,529		45.10%

* Less than 1%

(1) GreenBox POS LLC (“PrivCo”) holds 19,693,375 shares of the Company’s issued and outstanding stock. PrivCo is managed by its two managing members, Ben Errez and Fredi Nisan, each of whom serve as executive officers and members of the Board. Messrs. Errez and Nisan each own 50% of PrivCo.

(2) Each of Messrs. Errez and Nisan owns 50% of PrivCo and therefore owns 9,846,688 shares held by PrivCo. As the two managing members of PrivCo, each of Messrs. Errez and Nisan has influence over PrivCo’s entire holding of 19,693,375 shares.

(3) Includes 86,338 fully vested options.

(4) In addition to Mr. Errez’s 9,846,688 PrivCo shares and 86,338 vested options, Mr. Errez owns 132,364 shares.

(5) In addition to Mr. Nisan’s 9,846,688 PrivCo shares and 86,338 vested options, Mr. Nisan owns 100,545 shares. Additionally, relatives of Mr. Nisan, who may be influenced by Mr. Nisan, hold 7,994 shares of the Company’s shares. As of the Record Date, none of Mr. Nisan’s shares are pledged as security for a loan.

(6) Includes 5,923 fully vested options.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2023 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before July 20, 2023. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2023 proxy statement.

In accordance with our Bylaws, in order to be properly brought before the 2023 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s Annual Meeting, which would be no earlier than June 8, 2023 and no later than July 8, 2023. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than 90 days prior to the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.

GreenBox POS

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Company at the following physical address or email address:

GreenBox POS

Corporate Secretary

3131 Camino Del Rio North, Suite 1400

San Diego, CA 92108

Email: lindsey@greenboxpos.com

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, will be sent to stockholders without charge upon written request directed to Investor Relations, 3131 Camino Del Rio North Suite 1400, San Diego, CA 92108 or by email at ben@greenboxpos.com. The Company makes available on or through our website free of charge our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing. These reports may also be obtained on the SEC’s website: www.sec.gov.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this proxy statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

By Order of the Board of Directors

/s/ Ben Errez

Ben Errez

Chairman of the Board

San Diego, California

August 31, 2022

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

Ryvyl Inc.

ARTICLE 1. NAME

The name of this corporation is “Ryvyl Inc.”

ARTICLE 2. SHARES

2.1 Authorized Shares. The total number of shares that this corporation is authorized to issue is 180,000,000 shares of Capital stock, consisting of 175,000,000 shares of common stock, having a par value of $0.001 per share, and 5,000,000 shares of preferred stock, having a par value of $0.01 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

2.2 Issuance of Preferred Stock in Series. The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law and the provisions of these Articles of Incorporation of the corporation, as determined from time to time by the board of directors and stated in the resolution or resolutions providing for the issuance thereof, prior to the issuance of any shares thereof. The board of directors shall have the authority to fix and determine and to amend, subject to the provisions hereof, the rights and preferences of the shares of any series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any series, the board of directors shall further have the authority, after the issuance of shares of a series whose number it has designated, to amend the resolution establishing such series to decrease the number of shares of that series, but not below the number of shares of such series then outstanding.

ARTICLE 3. NO PREEMPTIVE RIGHTS

No statutory preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

ARTICLE 4. NO CUMULATIVE VOTING

The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of this corporation.

ARTICLE 5. BYLAWS

The board of directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

ARTICLE 6. DIRECTORS

The number of directors of this corporation shall be fixed by the Bylaws and may be increased or decreased from time to time in the manner specified therein.

ARTICLE 7. LIMITATION OF DIRECTORS’ LIABILITY

To the full extent that the Nevada Revised Statutes, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a director. Any amendments to or repeal of this Article shall not adversely affect any right or protection of a director of this corporation for or with respect to an act or omission of such director occurring prior to such repeal or modification.

ARTICLE 8. INDEMNIFICATION OF DIRECTORS AND OFFICERS

8.1 Right to Indemnification. Any individual who is, was, or is threatened to be made a party to or is otherwise involved in (including without limitation as a witness) any threatened, pending, or completed action, suit, or other proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the corporation or that, while a director or officer, he or she is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan, or other enterprise (an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity or in any other capacity while serving as a director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation, to the full extent permissible by applicable law as then in effect, against all losses, claims, damages, expenses and liabilities (including without limitation any obligation to pay any judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or expense incurred with respect to the proceeding, including attorneys’ fees) actually and reasonably incurred or suffered by the indemnitee in connection with the proceeding, and the indemnification shall continue as to an indemnitee who has ceased to be a director or officer of the corporation or a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Except as provided in Section 8.4 with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify the indemnitee in connection with a proceeding (or part of a proceeding) initiated by the indemnitee only if a proceeding (or part of a proceeding) was authorized or ratified by the board of directors.

8.2 Restrictions on Indemnification. The corporation shall not indemnify any director from or on account of: (a) any act or omission of the director finally adjudged to be intentional misconduct or a knowing violation of law; (b) any conduct of the director finally adjudged to be in violation of Nevada Revised Statutes Section 78.300 (as may hereafter be amended or supplemented relating to distributions of the corporation; or (c) any transaction with respect to which it is finally adjudged that the director personally received a benefit in money, property, or services, to which the director was not legally entitled.

8.3 Advancement of Expenses. The right to indemnification conferred in this paragraph shall be a contract right and shall include the right to be paid by the corporation for the expenses incurred in defending any proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that the payment of an advancement of expenses shall be made only upon delivery to the corporation of a written undertaking, by or on behalf of the director or officer, in the form of a general unlimited obligation to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this paragraph or otherwise.

8.4 Right of Indemnitee to Bring Suit. If a claim made on the corporation for indemnification under Section 8.1 or 8.3 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of such claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid also the expense of bring such suit. An indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim to the corporation or, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking has been tendered to the corporation; and thereafter the corporation shall have the burden of proof to overcome the presumption that the claimant is not so entitled. Neither the failure of the corporation (including its board of directors, independent legal counsel or its shareholders) to have made a determination prior to the filing of such petition that indemnification or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its shareholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

8.5 Nonexclusivity of Rights. Except as set forth in Section 8.4 herein, the right to indemnification and the advancement of expenses conferred in this Article shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise. Notwithstanding any amendment or repeal of this Article, or of any amendment or repeal of any of the procedures that may be established by the board of directors pursuant to this Article, any indemnitee shall be entitled to indemnification in accordance with the provisions of these Articles of Incorporation and those procedures with respect to any acts or omissions of the indemnitee occurring prior to the amendment or repeal.

8.6 Insurance, Contracts and Funding. The corporation may maintain insurance, at its expense, to protect itself and any director, trustee, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability, or loss, whether or not the corporation would have the power to indemnify such individual against such expense, liability, or loss under the Nevada Revised Statutes. Without further shareholder action, the corporation may enter into contracts with any director or officer of the corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

8.7 Indemnification of Employees and Agents of the Corporation. From time to time by action of its board of directors, the corporation may provide to employees and agents of the corporation indemnification and payment of expenses in advance of the final disposition of a proceeding to the same extent provided to officers of the corporation by the provisions of this Article or pursuant to rights granted in or provided by the Nevada Revised Statutes.

ARTICLE 9. AUTHORITY TO AMEND ARTICLES OF INCORPORATION

The corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by the Nevada Revised Statutes or by these Amended and Restated Articles of Incorporation, and the rights of the shareholders of this corporation are granted subject to this reservation.

ARTICLE 10. SHAREHOLDER VOTING REQUIREMENT

FOR CERTAIN TRANSACTIONS

To be adopted by the shareholders, an amendment of the Articles of Incorporation, a plan of merger or share exchange with any other corporation, the sale, lease, exchange, or other disposition, whether in one transaction or a series of transactions, by this corporation of all, or substantially all, of the corporation’s assets other than in the usual and regular course of business, or dissolution of the corporation must be approved by a majority of the votes in each voting group entitled to be cast on such mater. This Article is intended to reduce the voting requirements otherwise prescribed by the Nevada Revised Statutes with respect to the foregoing matters.

ARTICLE 11. SHAREHOLDER ACTION BY WRITTEN CONSENT

Any action required or permitted to be taken at a meeting of shareholders of the corporation may be taken without a meeting or a vote if either: (a) the action is taken by written consent of all shareholders entitled to vote on the action; or (b) so long as the corporation is not a public company, the action is taken by written consent of shareholders holding of record, or otherwise entitled to vote, in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. To the extent the Nevada Revised Statutes requires prior notice of any such action to be given to nonconsenting or nonvoting shareholders, such notice shall be given before the date on which the action becomes effective. The notice shall be in the form of a record and shall contain or be accompanied by the same material that, under the Nevada Revised Statutes, would have been required to be delivered to nonconsenting or nonvoting shareholders in a notice of meeting at which the proposed action would have been submitted for shareholder action. Such notice shall be provided in the same manner as the Bylaws or these Amended and Restated Articles of Incorporation require or permit other notices to shareholders to be provided.

EXECUTED this           day of October, 2022

Fredi Nisan, CEO

Appendix B

AMENDED AND RESTATED BYLAWS

OF

Ryvyl Inc.

a Nevada corporation

i

ii

AMENDED AND RESTATED BYLAWS

OF

Ryvyl Inc,

a Nevada corporation

ARTICLE I

OFFICES

Section 1. Principal Office. The principal office for the transaction of business of Ryvyl Inc., a Nevada corporation (the “Corporation”) is hereby fixed and located at 3131 Camino Del Rio North, Suite 1400, San Diego, California 92108. The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of Nevada, as the Board of Directors may from time to time designate.

Section 2. Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

ARTICLE II

DIRECTORS - MANAGEMENT

Section 1. Powers, Standard of Care.

1.1 Powers. Subject to the provisions of the Nevada Revised Statutes (hereinafter the “Code”), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, as that term is defined in the Code, or by the outstanding shares, as that term is defined in the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

1.2 Standard of Care; Liability.

1.2.1 Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

1.2.2 In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by:

(1) One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented,

(2) Counsel, independent accountants, or other persons as to which the Director believes to be within such person’s professional or expert competence, or

(3) A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefore is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

Section 2. Number and Qualification of Directors. The authorized number of Directors of the Corporation shall be not less than one nor more than 11 until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to the Bylaws. The exact number of directors may be fixed within the limits specified by resolution adopted by the vote of the majority of directors in office; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term.

Section 3. Election and Term of Office of Directors.

3.1 Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. If any such annual meeting of Shareholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.2 Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election.

Section 4. Vacancies.

4.1 A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting.

4.2 Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders or until a successor has been otherwise elected and qualified.

4.3 The Shareholders may elect a Director or Directors to fill a vacancy or vacancies only if there are no Directors in office.

4.4 Any Director may resign, effective upon giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s).

4.5 No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires.

Section 5. Removal of Directors.

5.1 The entire Board of Directors, or any individual Director, may be removed from office as provided by Section 78.335 of the Code at any special meeting of Shareholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect directors in place of those to be removed, subject to the provisions of Section 5.2 of Article II.

5.2 No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Director’s most recent election were then being elected; and when by the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

Section 6. Place of Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

Section 7. Annual Meetings. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers, and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Code, by the Secretary, or other officer designated for that purpose.

Section 8. Other Regular Meetings.

8.1 Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in the same manner as notice for such special meetings of the Board of Directors.

8.2 If said day falls upon a holiday, such meetings shall be held on the next succeeding business day thereafter.

Section 9. Special Meetings/Notices.

9.1 Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any one-third or more of the Directors in office.

9.2 Notice of the time and place for special meetings shall be delivered personally, by electronic mail, by telephone, or sent by first class mail, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or other recognized delivery service, it shall be delivered personally or by telephone or to the other recognized delivery service at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation.

Section 10. Waiver of Notice.

10.1 The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

10.2 Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

Section 11. Quorums. Presence of a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Members of the Board may participate in a meeting through use of conference telephone, video conference, or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 12. Adjournment. A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13. Notice of Adjournment. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

Section 14. Sole Director Provided by Articles or Bylaws. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

Section 15. Directors Action by Unanimous Written Consent. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors.

Section 16. Compensation of Directors. By a resolution of the Board of Directors, Directors and Committee members may be paid either expenses, if any, for their attendance at each regular and special meeting of the Board of Directors or Committee meeting, or a fixed sum for attendance at each meeting, or a stated salary as a Director or Committee member, or a combination of the foregoing; provided, however, that nothing contained herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services.

Section 17. Committees. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any Committee, who may replace any absent member at any meeting of the Committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code.

Section 18. Meetings and Action of Committees. Meetings and action of Committees shall be governed by, and held and taken in accordance with, the provisions of Article II, Sections 6, 8, 9, 10, 11, 12, 13 and 15, with such changes in the context of those Sections as are necessary to substitute the Committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the Committee, and special meetings of Committees may also be given to all alternate members, who shall have the right to attend all meetings of the Committee. The Board of Directors may adopt rules for the government of any Committee not inconsistent with the provisions of these Bylaws.

Section 19. Advisors. The Board of Directors from time to time may request and/or hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors. Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors.

ARTICLE III

OFFICERS

Section 1. Officers. The principal officers of the Corporation shall be a President, a Secretary, and a Treasurer who may also be called Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chief Executive Officer, a Chairman of the Board, a Chief Operations Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person.

Section 2. Election of Officers. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article III, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor shall be duly elected and qualified, or until his or her death, resignation, or removal in the manner hereinafter provided.

Section 3. Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws, or as the Board of Directors may from time to time determine.

Section 4. Removal and Resignation of Officers.

4.1 Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

4.2 Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office.

Section 6. Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

Section 7. President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing Committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

Section 8. Vice President. In the absence or disability of the Chief Executive Officer, if any, and the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the Chief Executive Officer and President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer and President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the Chief Executive Officer, President, or the Chairman of the Board.

Section 9. Secretary.

9.1 The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors’ and Committee meetings, the number of shares present or represented at Shareholders’ meetings and the proceedings thereof.

9.2 The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the Corporation’s transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

9.3 The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal, if any, of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

Section 10. Treasurer.

10.1 The Treasurer, who may also be called Chief Financial Officer, shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

10.2 The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

ARTICLE IV

SHAREHOLDERS

Section 1. Place of Meetings. Meetings of the Shareholders shall be held at any place within or outside the state of Nevada designated by the Board of Directors. In the absence of any such designation, Shareholders’ meetings shall be held at the principal executive office of the Corporation.

Section 2. Annual Meeting.

2.1 The annual meeting of the Shareholders shall be held, each year, as follows:

Time of Meeting: 1:00 p.m.

Date of Meeting: September 1

2.2 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting.

2.3 If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors.

Section 3. Special Meetings. Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, or the President.

Section 4. Notice of Meetings - Reports.

4.1 Notice of any Shareholders meetings, annual or special, shall be given in writing not less than ten calendar days nor more than 60 calendar days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary’s neglect or refusal, by any Director or Shareholder.

4.2 Such notices or any reports shall be given personally, by mail, or other means of written communication as provided in the Code and shall be sent to the Shareholder’s address appearing on the books of the Corporation, or supplied by the Shareholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located.

4.3 Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of transmission of the notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

4.4 Notice shall be deemed given at the time it is delivered personally or five business days after deposit in the mail or upon receipt of refusal if sent by other means of written communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof.

Section 5. Quorum.

5.1 The holders of one-third of the shares entitled to vote at a Shareholders’ meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws.

5.2 The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

Section 6. Adjourned Meeting and Notice Thereof.

6.1 Any Shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

6.2 When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 calendar days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article IV. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

Section 7. Waiver or Consent by Absent Shareholders.

7.1 The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof.

7.2 The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 4.3 of this Article IV, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

7.3 Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders’ names and addresses and shareholdings during usual business hours upon five business days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent’s usual charges for such a list, a list of the Shareholders’ names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five business days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder’s interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand.

Section 8. Maintenance and Inspection of Bylaws. The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours.

Section 9. Annual Report to Shareholders.

9.1 A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution.

9.2 Only if the Corporation has not filed its annual financial statements during the 12 months prior to such request as required under Section 13 or 15 of the Securities Exchange Act of 1934, then if a Shareholder or Shareholders holding at least 15 percent of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an Income Statement of the Corporation for the three month, six month, or nine month period of the then current fiscal year ended more than 45 calendar days prior to the date of the request, and a Balance Sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 calendar days after the receipt of such request; provided however, that the Shareholder must first provide the Corporation an affidavit that such inspection, is not desired for any purpose not related to his or her interest in the corporation as a stockholder.

Section 10. Financial Statements.

10.1 A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution.

10.2 Any person who has been a shareholder of record of the Corporation for no less than six months and owns not less than 15 percent of all of the issued and outstanding shares of the stock of the Corporation or has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least 5 calendar days’ written demand, is entitled to inspect in person or by agent or attorney, during normal business hours, the books of account and all financial records of the corporation, to make copies of records, and to conduct an audit of such records; provided however, that the shareholder must provide the Corporation an affidavit that such inspection, copies or audit is not desired for any purpose not related to his or her interest in the Corporation as a shareholder.

Section 11. Annual List of Officers, Directors, and State Business License Application. The Corporation shall, in a timely manner, as required by law, file with the Secretary of State of Nevada, on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business or residence addresses of all incumbent Directors, the names and complete business or residence addresses of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Code.

ARTICLE V

AMENDMENTS TO BYLAWS

Section 1. Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend, and repeal, from time to time, Bylaws of the Corporation, except that the Board of Directors shall have no power to change the quorum for meetings of Shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of Directors. If any bylaw regulating an impending election of Directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of Shareholders for the election of Directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made.

Section 3. Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

ARTICLE VI

SHARES OF STOCK

Section 1. Certificate of Stock.

1.1 The certificates representing shares of the Corporation’s stock shall be in such form as shall be adopted by the Board of Directors and shall be numbered and registered in the order issued. The certificates shall bear the following: the Corporate Seal, if any, the holder’s name, the number of shares of stock and the signatures of: (1) the Chairman of the Board, the Chief Executive Officer, President and (2) the Secretary or Chief Financial Officer.

1.2 To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share of stock which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share of stock as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares of stock, but such scrip shall not entitle the holder to any rights of a Shareholder, except as therein provided.

Section 2. Lost or Destroyed Certificates.

The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his or her legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability, or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 3. Transfer of Shares.

3.1 Transfer of shares of stock of the Corporation shall be made on the stock ledger of the Corporation only by the holder of record thereof, in person or by his or her duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares of stock with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of taxes as the Corporation or its agents may require.

3.2 The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4. Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding 60 calendar days, nor less than ten calendar days, as the record date for the determination of Shareholders entitled to receive notice of, or to vote at, any meeting of Shareholders, or to consent to any proposal without a meeting, or for the purpose of determining Shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of Shareholders entitled to notice of, or to vote at, a meeting of Shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Directors relating thereto is adopted. When a determination of Shareholders of record entitled to notice of, or to vote at, any meeting of Shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the Directors fix a new record date for the adjourned meeting.

ARTICLE VII

DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amount, and at such time or times as the Board of Directors may determine.

ARTICLE VIII

FISCAL YEAR

The end of the fiscal year of the Corporation shall be December 31, and may be changed by the Board of Directors from time to time subject to applicable law.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall have inscribed the name of the Corporation, the date of its incorporation, and the word “Nevada” to indicate the Corporation was incorporated pursuant to the laws of the State of Nevada.

ARTICLE X

INDEMNITY

Section 1. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, appeal, or proceeding, whether civil, criminal, administrative, or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, its security holders or otherwise by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a Director or officer of the Corporation or is or was serving at the request of the corporation or for its benefit as a Director, officer, employee, or agent of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of Nevada from time to time against all expenses, liability and loss (including, without limitation attorneys’ fees and disbursements, judgments, fine penalties, damage, punitive damages, excise tax assessed with respect to an employee benefit plan, amounts paid or to be paid in settlement and cost or expense of any nature) reasonably incurred or suffered by him or her in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and Directors incurred in defending a civil or criminal action, suit, or proceeding to be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his or her own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such Directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article. This provision will not apply to actions arising under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Section 2. The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

Section 3. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

ARTICLE XI

MISCELLANEOUS

Section 1. Shareholders’ Agreements’. Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article IV, herein as to Shareholders’ meetings and actions.

Section 2. Effect of Shareholders’ Agreements’. Any Shareholders’ Agreement authorized by the Code, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by the Code and shall terminate when the Corporation ceases to be a close corporation. Such an agreement cannot waive or alter the Sections of the Code. Any other provisions of the Code or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

CERTIFICATE OF SECRETARY

I, the undersigned, certify that:

1. I am the duly elected and acting Secretary of Ryvyl Inc, a Nevada corporation; and

2. The foregoing Bylaws, consisting of 15 pages, are the Bylaws of this Corporation as adopted by the Board of Directors.

IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of this Corporation on the 6th day of October, 2022.

Lindsey Lee, Secretary

GREENBOX POS 3131 CAMINO DEL RIO NORTH SUITE 1400 SAN DIEGO, CA 92108

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 10/05/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to

www.virtualshareholdermeeting.com/GBOX2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 10/05/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect seven directors to hold office until the next annual meeting and until their respective successors are elected and qualified; Nominees:	☐	☐	☐
01) N. Adele Hogan 02) Dennis James 03) Ezra Laniado 04) William Caragol 05) Genevieve Baer 06) Fredi Nisan 07) Ben Errez

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
	For	Against	Abstain

2. To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022;	☐	☐	☐	NOTE: To transact other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.

3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;	☐	☐	☐

4. To approve our Amended and Restated Articles of Incorporation;	☐	☐	☐

5. To approve our Amended and Restated Bylaws;	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,

executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report is/are available at www.proxyvote.com

GREENBOX POS

Annual Meeting of Shareholders

October 6, 2022 at 1:00 PM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dennis James and William Caragol, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of GREENBOX POS that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM on October 6, 2022, at www.virtualshareholdermeeting.com/GBOX2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side)